EXHIBIT 99.1
Pega’s Focus on Client Success Drives Strong Results in Q1 2023
•Annual contract value (ACV) grows 15% year over year (constant currency)
•Focus on profitable growth leads to significant cash generation
•Pega Cloud gross margin reaches 72%
CAMBRIDGE, Mass. — April 26, 2023 — Pegasystems Inc., the low-code platform provider empowering the world’s leading enterprises to Build for Change®, released its financial results for the first quarter of 2023.
“I’m pleased with our strong start to the year and progress against our 2023 goals,” said Alan Trefler, Pega founder and CEO. “Our commitment to deep client engagement is perfectly suited to our clients and the times, and we continue to see tremendous opportunity for growth.”
“Our team delivered well on our three most important financial metrics of ACV growth, free cash flow, and backlog,” said Ken Stillwell, Pega COO and CFO. “There’s great excitement throughout our team on our journey to becoming a Rule of 40 company.”
Financial and performance metrics (1)

ACV Growth
13% (15% Constant Currency)
$1,200M
$1,100M
$1,000M
$900M
$1,037M
$1,049M
$23
$1,026
$1,088M
$48
$1,040
$1,150M
$24
$1,126
$1,195M
$21
$1,174
Q1 22
Q2 22
Q3 22
Q4 22
Q1 23
ACV
Impact of changes in foreign exchange rates

1 See the schedules at the end of this release for additional information, including a reconciliation of our GAAP to non-GAAP measures.

EXHIBIT 99.1
(continued)

Cash Flow Growth
351% Operating Cash Flow
(325% Free Cash Flow)

$100M
$75M
$50M
$25M
$0M
$18M
$15M
$75M
$68M
Q1 2022
Q1 2023
Cash provided by operating activities
Free cash flow

Backlog Growth
11% (14% Constant Currency)
$1,400M
$1,300M
$1,200M
$1,100M
$1,000M
$900M
$1,176M
$1,336M
$28
$1,308
Q1 2022
Q1 2023
Backlog
Impact of changes in foreign exchange rates

Note: Constant currency ACV and Backlog are calculated by applying the Q1 2022 foreign exchange rates to all periods shown.

(Dollars in thousands, except per share amounts)	Three Months Ended March 31,
	2023	2022	Change
Total revenue	$325,472	$376,307	(14)%
Net (loss) - GAAP	$(20,774)	$(379)	*
Net income - non-GAAP	$19,220	$50,174	(62)%
Diluted (loss) per share - GAAP	$(0.25)	$0.00	*
Diluted earnings per share - non-GAAP	$0.23	$0.59	(61)%
* not meaningful

(Dollars in thousands)	Three Months Ended March 31,				Change
	2023		2022
Pega Cloud	$107,879	33%	$90,317	24%	$17,562	19%
Maintenance	79,630	25%	79,716	21%	(86)	—%
Subscription services	187,509	58%	170,033	45%	17,476	10%
Subscription license	84,527	26%	137,533	37%	(53,006)	(39)%
Subscription	272,036	84%	307,566	82%	(35,530)	(12)%
Perpetual license	403	—%	7,440	2%	(7,037)	(95)%
Consulting	53,033	16%	61,301	16%	(8,268)	(13)%
	$325,472	100%	$376,307	100%	$(50,835)	(14)%
Quarterly conference call
A conference call and audio-only webcast will be conducted at 5:00 p.m. EDT on Wednesday, April 26, 2023. Members of the public and investors are invited to join the call and participate in the question and answer session by dialing 1-877-407-9039 (domestic), 1-201-689-8470 (international), or via webcast (https://viavid.webcasts.com/starthere.jsp?ei=1606804&tp_key=1167d38249) by logging onto www.pega.com at least five minutes prior to the event's broadcast and clicking on the webcast icon in the Investors section.
Discussion of non-GAAP financial measures
We believe that non-GAAP financial measures help investors understand our core operating results and prospects, consistent with how management measures and forecasts our performance without the effect of often one-time charges and other items outside our normal operations. The supplementary non-GAAP financial measures are not meant to be superior to or a substitute for financial measures prepared under U.S. GAAP.
Reconciliations of our non-GAAP and GAAP measures are at the end of this release.
Forward-looking statements
Certain statements in this press release may be "forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.
Words such as expects, anticipates, intends, plans, believes, will, could, should, estimates, may, targets, strategies, projects, forecasts, guidance, likely, and usually, or variations of such words and other similar expressions identify forward-looking statements, which are based on current expectations and assumptions.
Forward-looking statements deal with future events and are subject to risks and uncertainties that are difficult to predict, including, but not limited to:
•our future financial performance and business plans;
•the adequacy of our liquidity and capital resources;
•the continued payment of our quarterly dividends;
•the timing of revenue recognition;
•management of our transition to a more subscription-based business model;
•variation in demand for our products and services, including among clients in the public sector;
•reliance on key personnel;
•global economic and political conditions and uncertainty, including impacts from public health emergencies and the war in Ukraine;
•reliance on third-party service providers, including hosting providers;

•compliance with our debt obligations and covenants;
•the potential impact of our convertible senior notes and Capped Call Transactions;
•foreign currency exchange rates;
•the potential legal and financial liabilities and damage to our reputation due to cyber-attacks;
•security breaches and security flaws;
•our ability to protect our intellectual property rights, costs associated with defending such rights, intellectual property rights claims, and other related claims by third parties against us, including related costs, damages, and other relief that may be granted against us;
•our ongoing litigation with Appian Corp.;
•our client retention rate; and
•management of our growth.
These risks and others that may cause actual results to differ materially from those expressed in such forward-looking statements are described further in Part I of our Annual Report on Form 10-K for the year ended December 31, 2022, and other filings we make with the U.S. Securities and Exchange Commission (“SEC”).
Except as required by applicable law, we do not undertake and expressly disclaim any obligation to update or revise these forward-looking statements publicly, whether due to new information, future events, or otherwise.
The forward-looking statements in this press release represent our views as of April 26, 2023.

About Pegasystems
Pega provides a powerful low-code platform that empowers the world's leading enterprises to Build for Change®. Clients use our AI-powered decisioning and workflow automation to solve their most pressing business challenges - from personalizing engagement to automating service to streamlining operations. Since 1983, we've built our scalable and flexible architecture to help enterprises meet today's customer demands while continuously transforming for tomorrow. For more information on Pegasystems (NASDAQ: PEGA), visit www.pega.com.
Press contact:
Lisa Pintchman
VP, Corporate Communications
lisapintchman.rogers@pega.com
617-866-6022
Twitter: @pega
Investor contact:
Peter Welburn
VP, Corporate Development & Investor Relations
PegaInvestorRelations@pega.com
617-498-8968
All trademarks are the property of their respective owners.

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2023	2022
Revenue
Subscription services	$187,509	$170,033
Subscription license	84,527	137,533
Consulting	53,033	61,301
Perpetual license	403	7,440
Total revenue	325,472	376,307
Cost of revenue
Subscription services	36,864	32,030
Subscription license	719	622
Consulting	60,348	55,511
Perpetual license	3	34
Total cost of revenue	97,934	88,197
Gross profit	227,538	288,110
Operating expenses
Selling and marketing	149,797	162,236
Research and development	75,376	71,490
General and administrative	23,110	35,764
Restructuring	1,461	—
Total operating expenses	249,744	269,490
(Loss) income from operations	(22,206)	18,620
Foreign currency transaction (loss) gain	(2,675)	2,876
Interest income	1,485	207
Interest expense	(1,918)	(1,946)
Gain (loss) on capped call transactions	3,206	(30,560)
Other income, net	6,583	2,741
(Loss) before provision for (benefit from) income taxes	(15,525)	(8,062)
Provision for (benefit from) income taxes	5,249	(7,683)
Net (loss)	$(20,774)	$(379)
(Loss) per share
Basic	$(0.25)	$—
Diluted	$(0.25)	$—
Weighted-average number of common shares outstanding
Basic	82,604	81,680
Diluted	82,604	81,680

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$168,318	$145,054
Marketable securities	155,564	152,167
Total cash, cash equivalents, and marketable securities	323,882	297,221
Accounts receivable	201,585	255,150
Unbilled receivables	196,279	213,719
Other current assets	73,982	80,388
Total current assets	795,728	846,478
Unbilled receivables	79,704	95,806
Goodwill	81,434	81,399
Other long-term assets	324,975	333,989
Total assets	$1,281,841	$1,357,672
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$12,565	$18,195
Accrued expenses	45,432	50,355
Accrued compensation and related expenses	56,574	127,728
Deferred revenue	342,591	325,212
Other current liabilities	17,802	17,450
Total current liabilities	474,964	538,940
Convertible senior notes, net	561,655	593,609
Operating lease liabilities	76,082	79,152
Other long-term liabilities	14,644	15,128
Total liabilities	1,127,345	1,226,829
Total stockholders’ equity	154,496	130,843
Total liabilities and stockholders’ equity	$1,281,841	$1,357,672

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended March 31,
	2023	2022
Net (loss)	$(20,774)	$(379)
Adjustments to reconcile net (loss) to cash provided by operating activities
Non-cash items	59,766	70,827
Change in operating assets and liabilities, net	29,115	(55,332)
Cash provided by operating activities	68,107	15,116
Cash (used in) investing activities	(14,413)	(6,082)
Cash (used in) financing activities	(29,372)	(35,918)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	782	(310)
Net increase (decrease) in cash, cash equivalents, and restricted cash	25,104	(27,194)
Cash, cash equivalents, and restricted cash, beginning of period	145,054	159,965
Cash, cash equivalents, and restricted cash, end of period	$170,158	$132,771

PEGASYSTEMS INC.
RECONCILIATION OF SELECTED GAAP AND NON-GAAP MEASURES
(in thousands, except percentages and per share amounts)

	Three Months Ended March 31,
	2023	2022	Change
Net (loss) - GAAP	$(20,774)	$(379)	*
Stock-based compensation (1)	42,557	28,227
Capped call transactions	(3,206)	30,560
Legal fees	1,476	17,368
Restructuring	1,461	—
Interest on convertible senior notes	728	719
Amortization of intangible assets	1,049	972
Foreign currency transaction loss (gain)	2,675	(2,876)
Other	(6,574)	(2,582)
Income tax effects (2)	(172)	(21,835)
Net income - non-GAAP	$19,220	$50,174	(62)%

Diluted (loss) per share - GAAP	$(0.25)	$0.00	*
non-GAAP adjustments	0.48	0.59
Diluted earnings per share - non-GAAP	$0.23	$0.59	(61)%

Diluted weighted-average number of common shares outstanding - GAAP	82,604	81,680	1%
Stock-based compensation	762	2,743
Diluted weighted-average number of common shares outstanding - non-GAAP	83,366	84,423	(1)%
* not meaningful
Our non-GAAP financial measures reflect the following adjustments:
•Stock-based compensation: We have excluded stock-based compensation from our non-GAAP operating expenses and profitability measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to our revenues recognized during the periods presented and is expected to contribute to our future revenues, we continue to evaluate our business performance, excluding stock-based compensation.
•Capped call transactions: We have excluded gains and losses related to our capped call transactions held at fair value under U.S. GAAP. The capped call transactions are expected to reduce common stock dilution and/or offset any potential cash payments we must make, other than for principal and interest, upon conversion of the Notes. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of our core business operations and ongoing operational performance.
•Legal fees: Includes legal and related fees arising from proceedings outside of the ordinary course of business. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the disputes giving rise to them are not representative of our core business operations and ongoing operational performance.
•Restructuring: We have excluded restructuring from our non-GAAP financial measures. Restructuring fluctuates in amount and frequency and is significantly affected by the timing and size of our restructuring activities. We believe excluding the impact from our non-GAAP financial measures is useful to investors as these amounts are not representative of our core business operations and ongoing operational performance.
•Interest on convertible senior notes: In February 2020, we issued convertible senior notes, due March 1, 2025, in a private placement. We believe excluding the amortization of issuance costs provides a useful comparison of our operational performance in different periods.
•Amortization of intangible assets: We have excluded the amortization of intangible assets from our non-GAAP operating expenses and profitability measures. Amortization of intangible assets fluctuates in amount and frequency and is significantly affected by the timing and size of acquisitions. Investors should note that intangible assets contributed to our revenues recognized during the periods presented and are expected to contribute to future revenues. Amortization of intangible assets is likely to recur in future periods. We believe excluding these amounts provides a useful comparison of our operational performance in different periods.
•Foreign currency transaction loss (gain): We have excluded foreign currency transaction gains and losses from our non-GAAP profitability measures. Foreign currency transaction gains and losses fluctuate in amount and frequency and are significantly affected by foreign exchange market rates. Foreign currency transaction gains and losses are likely to recur in future periods. We believe excluding these amounts provides a useful comparison of our operational performance in different periods.

•Other: We have excluded gains and losses from our venture investments and repurchases of Convertible Senior Notes. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of our core business operations and ongoing operational performance.
•Diluted weighted-average number of common shares outstanding:
•Stock-based compensation: In periods of non-GAAP income, we've included the dilutive impact of stock-based compensation in our non-GAAP weighted-average shares. In periods of GAAP loss, these shares would have been excluded from our GAAP results as they would be anti-dilutive for GAAP. We believe including the dilutive effect of stock-based compensation in our non-GAAP financial measures in periods of income is helpful to investors as this provides a useful comparison of our operational performance in different periods.
(1) Stock-based compensation:

	Three Months Ended March 31,
	2023	2022
Cost of revenue	$8,912	$6,378
Selling and marketing	17,661	10,958
Research and development	9,060	7,346
General and administrative	6,924	3,545
	$42,557	$28,227
Income tax benefit	$(672)	$(5,311)
(2) Effective income tax rates:

	Three Months Ended March 31,
	2023	2022
GAAP	(34)%	95%
non-GAAP	22%	22%
Our GAAP effective income tax rate is subject to significant fluctuations due to several factors, including excess tax benefits generated by our stock-based compensation plans, gains and losses on our capped call transactions, tax credits for stock-based compensation awards to research and development employees, and unfavorable foreign stock-based compensation adjustments. We determine our non-GAAP income tax rate using applicable rates in taxing jurisdictions and assessing certain factors, including our historical and forecasted earnings by jurisdiction, discrete items, and our ability to realize tax assets. We believe it is beneficial for our management to review our non-GAAP results consistent with our annual plan's effective income tax rate as established at the beginning of each year, given tax rate volatility.

PEGASYSTEMS INC.
RECONCILIATION OF FREE CASH FLOW
(in thousands, except percentages)

	Three Months Ended March 31,
	2023	2022	Change
Cash provided by operating activities	$68,107	$15,116	351%
Investment in property and equipment	(11,487)	(6,657)
Legal fees	1,515	6,887
Restructuring	14,458	—
Interest on convertible senior notes	$2,250	$2,250
Free cash flow	$74,843	$17,596	325%

Total revenue	$325,472	$376,307
Free cash flow margin	23%	5%
Our non-GAAP free cash flow measures reflect the following adjustments:
•Investment in property and equipment: Investment in property and equipment fluctuates in amount and frequency and is significantly affected by the timing and size of investments in our facilities. We believe excluding these amounts provides a useful comparison of our operational performance in different periods.
•Legal fees: Includes legal and related fees arising from proceedings outside of the ordinary course of business. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the disputes giving rise to them are not representative of our core business operations and ongoing operational performance.
•Restructuring: We have excluded restructuring from our non-GAAP financial measures. Restructuring fluctuates in amount and frequency and is significantly affected by the timing and size of our restructuring activities. We believe excluding the impact from our non-GAAP financial measures is useful to investors as these amounts are not representative of our core business operations and ongoing operational performance.
•Interest on convertible senior notes: In February 2020, we issued convertible senior notes, due March 1, 2025, in a private placement. We believe excluding the interest payments provides a useful comparison of our operational performance in different periods.
PEGASYSTEMS INC.
ANNUAL CONTRACT VALUE
(in thousands, except percentages)

Annual contract value (“ACV”) - ACV represents the annualized value of our active contracts as of the measurement date. The contract's total value is divided by its duration in years to calculate ACV. ACV is a performance measure that we believe provides useful information to our management and investors.
In 2023, we changed our ACV calculation methodology for maintenance and all contracts less than 12 months to align with other contract types. Previously disclosed ACV amounts have been updated to allow for comparability.

	March 31, 2023	March 31, 2022	Change
Pega Cloud	$490,568	$406,022	$84,546	21%
Maintenance	323,760	317,564	6,196	2%
Subscription services	814,328	723,586	90,742	13%
Subscription license	359,323	313,635	45,688	15%
	$1,173,651	$1,037,221	$136,430	13%

	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Pega Cloud	$406,022	408,331	421,577	458,619
Maintenance	317,564	307,223	302,763	318,400
Subscription services	723,586	715,554	724,340	777,019
Subscription license	313,635	310,431	315,241	348,682
	$1,037,221	$1,025,985	$1,039,581	$1,125,701

PEGASYSTEMS INC.
BACKLOG
(in thousands, except percentages)

Remaining performance obligations (“Backlog”) - Expected future revenue from existing non-cancellable contracts:
As of March 31, 2023:

	Subscription services		Subscription license	Perpetual license	Consulting	Total
	Maintenance	Pega Cloud
1 year or less	$235,315	$389,632	$35,346	$5,262	$41,203	$706,758	54%
1-2 years	66,272	239,228	3,215	2,252	6,653	317,620	24%
2-3 years	29,295	131,085	6,777	—	2,292	169,449	13%
Greater than 3 years	7,479	106,778	—	—	—	114,257	9%
	$338,361	$866,723	$45,338	$7,514	$50,148	$1,308,084	100%
% of Total	26%	66%	3%	1%	4%	100%
Change since March 31, 2022
	$(10,721)	$177,239	$(22,381)	$(6,524)	$(5,866)	$131,747
	(3)%	26%	(33)%	(46)%	(10)%	11%
As of March 31, 2022:

	Subscription services		Subscription license	Perpetual license	Consulting	Total
	Maintenance	Pega Cloud
1 year or less	$228,984	$329,857	$47,428	$7,281	$40,661	$654,211	55%
1-2 years	63,870	208,875	16,111	4,505	10,955	304,316	26%
2-3 years	33,617	106,156	2,422	2,252	3,876	148,323	13%
Greater than 3 years	22,611	44,596	1,758	—	522	69,487	6%
	$349,082	$689,484	$67,719	$14,038	$56,014	$1,176,337	100%
% of Total	29%	59%	6%	1%	5%	100%

PEGASYSTEMS INC.
RECONCILIATION OF GAAP BACKLOG AND CONSTANT CURRENCY BACKLOG
(in millions, except percentages)

	Q1 2023	1 Year Growth Rate
Backlog - GAAP	$1,308	11%
Impact of changes in foreign exchange rates	28	3%
Backlog - Constant Currency	$1,336	14%
Note: Constant currency Backlog is calculated by applying the Q1 2022 foreign exchange rates to all periods shown.